SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-12


                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name Of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee
(Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      1)  Title of each class of securities to which transaction applies:


      2)  Aggregate number of securities to which transaction applies:


      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):


      4)  Proposed maximum aggregate value of transaction:


      5)  Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:


      2)  Form, Schedule or Registration Statement No.:


      3)  Filing Party:


      4)  Date Filed:

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070
                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 20, 2002
                               ------------------

To the Shareholders of

THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of The Gabelli Convertible Securities Fund, Inc. (the "Fund") will be held at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830, on Monday, May 20, 2002 at 8:30 a.m. for the following purposes:

     1. To elect four (4) Directors of the Fund, two to be elected by the holders of the Fund's Common Stock and holders of its 8.00% Cumulative Preferred Stock ("Preferred Stock"), voting together as a single class, and two to be elected by the holders of the Fund's Preferred Stock, voting as a separate class (PROPOSAL 1); and

     2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournments thereof.

     These  items  are  discussed  in  greater  detail  in  the  attached  Proxy
Statement.

     The close of business on March 4, 2002, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                            By Order of the Board of Directors

                                            JAMES E. MCKEE
                                            SECRETARY

April 15, 2002

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


           REGISTRATION                                  VALID SIGNATURE

           CORPORATE ACCOUNTS

           (1) ABC Corp.                                 ABC Corp.
           (2) ABC Corp.                                 John Doe, Treasurer
           (3) ABC Corp.
               c/o John Doe, Treasurer                   John Doe
           (4) ABC Corp., Profit Sharing Plan            John Doe, Trustee

           TRUST ACCOUNTS

           (1) ABC Trust                                 Jane B. Doe, Trustee
           (2) Jane B. Doe, Trustee
               u/t/d 12/28/78                            Jane B. Doe

           CUSTODIAN OR ESTATE ACCOUNTS

           (1) John B. Smith, Cust.
               f/b/o John B. Smith, Jr. UGMA             John B. Smith
           (2) John B. Smith, Executor
               Estate of Jane Smith                      John B. Smith, Executor

                            TELEPHONE/INTERNET VOTING

      Various brokerage firms may offer the convenience of providing your voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

                  THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 20, 2002
                                   ----------

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Gabelli Convertible Securities Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 20, 2002 at 8:30 a.m., at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about April 15, 2002.

     In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of EquiServe Trust Company N.A. ("EquiServe"), the Fund's transfer agent, affiliates of EquiServe or other representatives of the Fund also may solicit proxies by telephone, telegraph, Internet or in person. In addition, the Fund has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a minimum fee of $3,500 plus reimbursement of expenses. The costs of proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

     THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2001 IS AVAILABLE UPON REQUEST,
WITHOUT CHARGE, BY WRITING THE FUND AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422 OR CALLING THE FUND AT 1-800-422-3554 OR VIA THE INTERNET AT WWW.GABELLI.COM.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Directors listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     In the event a quorum is not present at the Meeting or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposals against such adjournment.

     The close of business on March 4, 2002, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     The Fund has two classes of capital stock: common stock, par value $0.001 per share ("Common Stock") and 8.00% Cumulative Preferred Stock, par value $0.001 per share ("Preferred Stock") (together with the Common Stock, the "Shares"). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date, March 4, 2002, there were 8,074,717 shares of Common Stock and 1,200,000 shares of Preferred Stock outstanding.

     The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of the Fund's outstanding shares of Common Stock and Preferred Stock as of the record date:


            NAME AND ADDRESS OF                                           AMOUNT OF SHARES
        BENEFICIAL/RECORD OWNER(S)                 TITLE OF CLASS       AND NATURE OF OWNERSHIP     PERCENT OF CLASS
       ---------------------------                 --------------    ---------------------------   -----------------
Cede & Co.*                                            Common          4,511,672 (record)                55.87%
P.O. Box 20
Bowling Green Station                                 Preferred        1,183,470 (record)                98.62%
New York, NY 10274

Mario J. Gabelli and affiliates***                     Common          1,052,281 (beneficial)            13.03%
One Corporate Center
Rye, NY 10580

Bear, Stearns Securities Corp.**                       Common          1,069,116 (record)                13.24%
One Metrotech Center North, 4th Floor
Brooklyn, NY 11201

Charles Schwab & Co., Inc.**                            Common         499,287 (record)                   6.18%
c/o ADP Proxy Services, 51 Mercedes Way
Edgewood, NY 11717                                    Preferred        102,375 (record)                   8.53%

Salomon Smith Barney, Inc.**                          Preferred         339,232 (record)                  28.27%
333 W. 34th Street
New York, NY 10001

A.G. Edwards & Sons, Inc.**                           Preferred         68,424 (record)                    5.70%
125 Broad Street, 40th Fl.
New York, NY 10004

------------------
*      A nominee partnership of The Depository Trust Company.
**     Shares held at The Depository Trust Company.
*** Includes 150,469 shares owned directly by Mr. Gabelli, 10,000 shares owned by a family partnership for which Mr. Gabelli serves as general partner, 37,835 shares held by custodial accounts for which Mr. Gabelli serves as Trustee, 724,616 shares owned by Gabelli Asset Management Inc. or its affiliates, 55,263 shares owned by the Gabelli & Company, Inc. Profit-Sharing Plan, and 74,098 shares owned by discretionary accounts managed by GAMCO Investors, Inc., a wholly-owned subsidiary of Gabelli Asset Management Inc. Mr. Gabelli disclaims beneficial ownership of the shares held by the custodial accounts, the discretionary accounts, and by the entities named except to the extent of his interest in such entities.


                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PROPOSAL                      COMMON STOCKHOLDERS                      PREFERRED STOCKHOLDERS
---------------------------------------------------------------------------------------------
1.  Election of Directors     Common and Preferred Stockholders,       Common and Preferred Stockholders,
                              voting together as a single class, elect voting together as a single class, elect
                              two Directors: Anthonie C. van           two Directors: Anthonie C. van
                              Ekris and Salvatore J. Zizza.            Ekris and Salvatore J. Zizza.



                                                                       Preferred Stockholders, voting as a
                                                                       separate class, elect two Directors:
                                                                       Anthony J. Colavita and
                                                                       Werner J. Roeder.

2.  Other Business            Common and Preferred Stockholders, voting together as a single class.

      In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

               PROPOSAL 1: TO ELECT FOUR (4) DIRECTORS OF THE FUND

NOMINEES FOR THE BOARD OF DIRECTORS

     The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Anthony J. Colavita, Anthonie C. van Ekris and Salvatore J. Zizza have each been nominated by the Board of Directors for a three-year term to expire at the Fund's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Mr. Roeder is being considered for election by shareholders for a two-year period to expire at the Fund's 2004 Annual Meeting of Shareholders and until his successor is elected and qualified. All of the Directors of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as adviser. The classes of Directors are indicated below:

NOMINEES TO SERVE UNTIL 2005 ANNUAL MEETING OF SHAREHOLDERS
Anthony J. Colavita
Anthonie C. van Ekris
Salvatore J. Zizza

NOMINEE TO SERVE UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS
Werner J. Roeder

DIRECTORS SERVING UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS
Mario J. Gabelli, CFA
Karl Otto Pohl

DIRECTORS SERVING UNTIL 2003 ANNUAL MEETING OF SHAREHOLDERS
E. Val Cerutti
Dugald A. Fletcher
Anthony R. Pustorino

      Under the Fund's Articles of Incorporation, Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of the Fund's Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Fund's Common Stock and Preferred Stock, voting as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, Articles Supplementary and By-Laws. The holders of the Fund's Preferred Stock would elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund's Preferred Stock are in arrears for two full years. No dividend arrearages exist at this time. Anthony
J. Colavita and Werner J. Roeder are currently the Directors representing the holders of the Fund's Preferred Stock and are elected solely by the holders of Preferred Stock. A quorum of the Preferred Stockholders must be present at the Meeting in order for the proposal to elect Messrs. Colavita and Roeder to be considered.

     Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named below. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT DIRECTORS AND OFFICERS

     Set forth in the table below are the existing Directors and Nominees for election to the Board of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.


                           TERM OF                                                                        NUMBER OF
                         OFFICE AND                                                                     PORTFOLIOS IN
NAME, POSITION(S)         LENGTH OF                                                                      FUND COMPLEX
    ADDRESS1                TIME         PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS           OVERSEEN
    AND AGE                SERVED2       DURING PAST FIVE YEARS               HELD BY DIRECTOR           BY DIRECTOR
    -------               ---------      ----------------------              -------------------        --------------

INTERESTED DIRECTORS3:

MARIO J. GABELLI          Since 1989**  Chairman of the Board and Chief      Director of Morgan Group         21
Director, President and                 Executive Officer of Gabelli Asset   Holdings, Inc. (transportation
Chief Investment Officer                Management Inc. and Chief            services); Vice Chairman
Age: 59                                 Investment Officer of Gabelli Funds, of Lynch Corporation
                                        LLC and GAMCO Investors, Inc.;      (diversified manufacturing)
                                        Chairman and Chief Executive
                                        Officer of Lynch Interactive
                                        Corporation (multimedia and services)

KARL OTTO POHL            Since 1992**  Member of the Shareholder            Director of Gabelli Asset        30
Director                                Committee of Sal Oppenheim Jr. &     Management Inc. (investment
Age: 72                                 Cie (private investment bank);       management); Chairman,
                                        Former  President  of  the  Deutsche Incentive Capital and Incentive
                                        Bundesbank and Chairman of           Asset   Management   (Zurich);
                                        its  Central Bank Council            Director at Sal Oppenheim Jr. &
                                        (1980-1991)                          Cie, Zurich




NON-INTERESTED DIRECTORS:

E. VAL CERUTTI            Since 1989*   Chief Executive Officer of           Director of Lynch Corporation     7
Director                                Cerutti Consultants, Inc.; Former   (diversified manufacturing)
Age: 62                                 President and Chief Operating Officer
                                        of Stella D'oro Biscuit Company
                                        (through 1992); Adviser, Iona College
                                        School of Business


                           TERM OF                                                                        NUMBER OF
                         OFFICE AND                                                                     PORTFOLIOS IN
NAME, POSITION(S)         LENGTH OF                                                                      FUND COMPLEX
    ADDRESS1                TIME         PRINCIPAL OCCUPATION(S)             OTHER DIRECTORSHIPS           OVERSEEN
    AND AGE                SERVED2       DURING PAST FIVE YEARS               HELD BY DIRECTOR           BY DIRECTOR
    -------               ---------      ----------------------              -------------------        --------------

NON-INTERESTED DIRECTORS:

ANTHONY J. COLAVITA4     Since 1989*** President and Attorney at Law in the          --                      32
Director                               law firm of Anthony J. Colavita, P.C.
Age: 66

DUGALD A. FLETCHER        Since 1989*  President, Fletcher & Company, Inc.;   Director of Harris and Harris   2
Director                               Former Director and Chairman and       Group, Inc. (venture capital)
Age: 72                                Chief Executive Officer of Binnings
                                       Building Products, Inc. (1997)
ANTHONY R. PUSTORINO      Since 1989*  Certified Public Accountant;                  --                      16
Director                               Professor Emeritus, Pace University
Age: 76

WERNER J. ROEDER, MD4   Since 2001**** Medical Director of Lawrence                  --                      26
Director                               Hospital and practicing
Age: 61                                private physician

ANTHONIE C. VAN EKRIS   Since 1992***  Managing Director of BALMAC            Director of Spinnaker          17
Director                               International, Inc.                    Industries, Inc.
Age: 67
SALVATORE J. ZIZZA       Since 1991*** Chairman, Hallmark Electrical          Director of Hollis Eden         8
Director                               Supplies Corp.; Former Executive       Pharmaceuticals, Bion
Age: 56                                Vice President of FMGGroup             Environmental Technologies Inc.
                                      (a healthcare provider); Former         and The Credit Store Inc.
                                       President and Chief Executive
                                       Officer of the Lehigh Group Inc.,
                                       an interior construction company,
                                       through 1997


                                 TERM OF
                               OFFICE AND
NAME, POSITION(S)               LENGTH OF
    ADDRESS1                      TIME         PRINCIPAL OCCUPATION(S)
    AND AGE                      SERVED2       DURING PAST FIVE YEARS
    -------                      -------       -----------------------
OFFICERS:

BRUCE N. ALPERT                Since 1989    Executive Vice President and Chief  Operating   Officer  of  Gabelli  Funds,  LLC
Vice  President  and                         and an officer of all mutual  funds advised by  Gabelli  Funds,  LLC and its
Treasurer                                    affiliates.  Director  and President of the Gabelli Advisers, Inc.
Age: 50

PETER W. LATARTARA             Since 1998    Vice President of the Fund. Vice President of Gabelli & Company, Inc. since 1996.
Vice President
Age: 34

JAMES E. MCKEE                 Since 1995    Vice President, General Counsel and Secretary of Gabelli Asset Management
Secretary                                    Inc. since 1999 and GAMCO Investors, Inc. since 1993; Secretary of all mutual
Age: 38                                      funds advised by Gabelli Advisers, Inc. and Gabelli Funds, LLC


------------

1    Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2 The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
     * Term expires at the Fund's 2003 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
    ** Term expires at the Fund's 2004 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
   *** Nominee to serve until the Fund's 2005 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
  **** Nominee to serve until the Fund's 2004 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.
4    Represents holders of the Fund's Preferred Stock.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND AND THE FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

     Set forth in the table below is the dollar range of Fund shares held in the Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director.

                                                              AGGREGATE DOLLAR
  NAME OF DIRECTOR OR NOMINEE   DOLLAR RANGE OF EQUITY         RANGE OF EQUITY
                                  SECURITIES HELD              SECURITIES HELD
                                 IN THE FUND*(1)(2)          IN FUND COMPLEX*(2)

Mario J. Gabelli                           E                          E
                                         ----                       ----

E. Val Cerutti**                           C                          E
                                         ----                       ----

Anthony J. Colavita                        E                          E
                                         ----                       ----

Dugald A. Fletcher                         E                          E
                                         ----                       ----

Anthony R. Pustorino                       D                          E
                                         ----                       ----

Werner J. Roeder, MD                       A                          E
                                         ----                       ----

Karl Otto Pohl                             A                          A
                                         ----                       ----

Anthonie C. van Ekris                      C                          E
                                         ----                       ----

Salvatore J. Zizza                         E                          E
                                         ----                       ----

--------------------------
*    Key to Dollar Ranges
A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   Over $100,000
All shares were valued as of December 31, 2001.
** Mr. Cerutti beneficially owns less than 1% of the common stock of (i) Lynch Corporation having a value $54,000 as of December 31, 2001 and (ii) Lynch Interactive Corporation having a value of $27,600 as of December 31, 2001. Lynch Corporation and Lynch Interactive Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.
(1) This information has been furnished by each Director as of December 31, 2001. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the 1934 Act.
(2) Less than 1%, with the exception of Mr. Gabelli, who beneficially owns 10.55% of the Fund's Shares outstanding.


     The Fund pays each Director not affiliated with the Adviser or its affiliates, a fee of $5,000 per year plus $750 per meeting attended in person and $500 per telephonic meeting, together with the Directors' actual out-of-pocket expenses relating to their attendance at such meetings. The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to such Directors during the year ended December 31, 2001 amounted to $58,139. During the year ended December 31, 2001, the Directors of the Fund met four times. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member, except for Mr. Roeder, who became a Director of the Fund on August 15, 2001.

      The Directors serving on the Fund's Nominating Committee are Messrs. Colavita (Chairman) and Zizza, who are not "interested persons" of the Fund as defined in the 1940 Act. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee met once during the year ended December 31, 2001. The Fund does not have a standing compensation committee.

      Messrs. Pustorino (Chairman), Colavita and Zizza, who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Fund's independent accountants. During the year ended December 31, 2001, the Audit Committee met twice.

                             AUDIT COMMITTEE REPORT

      The role of the Fund's Audit Committee is to assist the Fund's Board of Directors in its oversight of the Fund's financial reporting process. The Board of Directors of the Fund has adopted a Charter for the Audit Committee. Management, however, is responsible for maintaining appropriate systems for accounting and internal control, and the Fund's independent accountants are responsible for planning and carrying out proper audits and reviews.

      In connection with the Fund's audited financial statements for the year ended December 31, 2001, included in the Fund's Annual Report dated December 31, 2001 (the "Annual Report"), the Audit Committee reviewed and discussed at a meeting held on February 15, 2002, the Fund's audited financial statements with management and the Fund's independent accountants, and discussed the audit of such financial statements with the Fund's independent accountants.

      The Audit Committee specifically discussed with the independent accountants the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund. The Audit Committee also received a formal written statement from the Fund's independent accountants delineating the relationships between the independent accountants and the Fund and its affiliates and discussed matters designed to assist the Committee in determining whether the independence of the accountants might reasonably be viewed as becoming adversely affected.

      Members of the Fund's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund's independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

      Based on its consideration of the Fund's audited financial statements and the discussions referred to above with management and the Fund's independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Fund's Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report.

      Set forth in the table below are audit fees and non-audit related fees billed by the Fund's independent accountants to the Fund for the Fund's fiscal year ended December 31, 2001.



                                            FINANCIAL INFORMATION SYSTEMS
       AUDIT FEES                          DESIGN AND IMPLEMENTATION FEES       ALL OTHER FEES
       ----------                          ------------------------------       --------------
       $24,000 - For                     No fees were billed for                $19,500 - For tax services and
       professional services             professional services rendered         other attest services rendered
       rendered for the audit            to the Fund, the Fund's                by the principal accountant
       of the Fund's annual              investment adviser and any             (other than those disclosed in
       financial statements              entity controlling, controlled         the previous columns) to the
       for the year ended                by or under common control             Fund. There were no other
       December 31, 2001.                with the Adviser that provides         fees paid by the Fund's
                                         services to the Fund.                  investment adviser and any
                                                                                entity controlling, controlled
                                                                                by or under common control
                                                                                with the Adviser that provides
                                                                                services to the Fund

      The Audit Committee has considered whether the provision of the non-audit services is compatible with maintaining the auditors' independence.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

      Anthony R. Pustorino, Chairman
      Anthony J. Colavita
      Salvatore J. Zizza

     The following table sets forth certain information regarding the compensation of the Fund's Directors and officers for the fiscal year ended December 31, 2001. Mr. Latartara is employed by both the Fund and The Gabelli Global Multimedia Trust Inc. and is not employed by the Adviser (although he may recieve incentive-based variable compensation from affiliates of the Adviser). Officers of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.

                               COMPENSATION TABLE

                                                                 AGGREGATE COMPENSATION FROM
                                        AGGREGATE COMPENSATION    THE FUND AND FUND COMPLEX
NAME OF PERSON AND POSITION                  FROM THE FUND            PAID TO DIRECTORS*
---------------------------                  -------------            -----------------

MARIO J. GABELLI                             $0                          $0         (21)
Chairman of the Board, President and
Chief Investment Officer

E. VAL CERUTTI                               $8,000                      $15,455    (7)
Director

FELIX J. CHRISTIANA**                        $3,750                      $50,533     (11)
Director

ANTHONY J. COLAVITA                          $9,500                      $145,016    (32)
Director

                                                    AGGREGATE COMPENSATION FROM
                             AGGREGATE COMPENSATION  THE FUND AND FUND COMPLEX
NAME OF PERSON AND POSITION      FROM THE FUND           PAID TO DIRECTORS*
---------------------------      -------------            -----------------

DUGALD A. FLETCHER                    $8,000                  $16,000     (2)
Director

KARL OTTO POHL                        $0                      $0 (30)
Director

ANTHONY R. PUSTORINO                  $9,000                  $125,250    (16)
Director

WERNER J. ROEDER                      $3,389                  $72,182     (26)
Director

ANTHONIE C. VAN EKRIS                 $8,000                  $62,750     (17)
Director

SALVATORE J. ZIZZA                    $8,500                  $64,266     (7)
Director

PETER W. LATARTARA                    $85,000                 $140,000    (2)
Vice President
------------------
* Represents the total compensation paid to such persons during the calendar year ended December 31, 2001 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated advisers. The number in parentheses represents the number of such investment companies and portfolios.
**   Mr. Christiana served as a Director of the Fund until June 7, 2001.

REQUIRED VOTE

     The election of each of the listed nominees for Director of the Fund requires the affirmative vote of the holders of a plurality of the applicable classes of shares of the Fund represented at the Meeting if a quorum is present (Common and Preferred Stockholders voting together as a single class for two Directors, and Preferred Stockholders voting separately for two Directors).

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

THE INVESTMENT ADVISER AND ADMINISTRATOR

      Gabelli Funds, LLC is the Fund's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934


      Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund's officers and directors, officers and directors of the Adviser, affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund's review of the copies of such forms it receives, the Fund believes that during the calendar year ended 2001, such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

      If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power) is unmarked or marked with an abstention (collectively, "abstentions") the Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "FOR" or "AGAINST" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) provides that the four candidates who receive the highest number of votes cast at the meeting are elected; therefore, abstentions will be disregarded.

      Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report dated June 30, 2002.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

     All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2003 must be received by the Fund for consideration for inclusion in the Fund's Proxy Statement and proxy relating to that meeting no later than December 16, 2002. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the Securities Exchange Act of 1934.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE GABELLI CONVERTIBLE
SECURITIES FUND, INC.
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

                               DETACH HERE                              ZGBFS1

X  Please mark
   votes as in
   this example.

1. To elect two (2) Directors of the Fund:
(01) Anthonie C. van Ekris
(02) Salvatore J. Zizza

For All
Nominees____      Withhold____

For All
Except____

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

------------------------------------------------------------------------------
THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
------------------------------------------------------------------------------
COMMON SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card._________

Please be sure to sign and date this proxy.

Signature:__________________ Date:_________ Co-owner:___________ Date:________

                               DETACH HERE                                ZGBFS2

COMMON            THE GABELLI CONVERTIBLE SECURITIES FUND, INC.           COMMON

               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible Securities Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830 on Monday, May 20, 2002 at 8:30 a.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

-------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?
_________________
_________________
_________________

DO YOU HAVE ANY COMMENTS?
_________________
_________________
_________________

THE GABELLI CONVERTIBLE
SECURITIES FUND, INC.
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

                               DETACH HERE                                ZGBFC1

X Please mark
  votes as in
  this example.

1. To elect four (4) Directors of the Fund:
(01) Anthony J. Colavita
(02) Werner J. Roeder
(03) Anthonie C. van Ekris
(04) Salvatore J. Zizza

For All
Nominees____   Withhold____

For All
Except____

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

------------------------------------------------------------------------------
THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
------------------------------------------------------------------------------
PREFERRED SHAREHOLDER

Mark box at right if an address change or comment has been noted on the reverse side of this card.____

Please be sure to sign and date this proxy.

Signature:______________ Date:___________ Co-owner:_______________ Date:_______

                               DETACH HERE                                ZGBFC2

PREFERRED       THE GABELLI CONVERTIBLE SECURITIES FUND, INC.          PREFERRED

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible Securities Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Bruce Museum, One Museum Drive, Greenwich, Connecticut 06830 on Monday, May 20, 2002 at 8:30 a.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

-------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?
___________________
___________________
___________________

DO YOU HAVE ANY COMMENTS?
___________________
___________________
___________________